UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2018

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

To the extent required by Item 1.01, the information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 8, 2019, the following foreign subsidiaries (the “Borrowers”) of the Company refinanced their existing debt purchase agreements, with The JM Group (IT Recruitment) Limited and Longbridge Recruitment 360Limited retiring their respective debt purchase agreements with ABN AMRO Commercial Finance PLC, and CBSButler Limited refinancing its existing debt purchase agreement with HSBC Invoice Finance (UK) Limited (“HIF”). The Borrowers each entered into a new Agreement for Purchase of Debt (“APD”) with HIF, which are effective February 9, 2018, and are attached hereto as Exhibits 10.1, 10.2 and 10.3.

The APDs carry an aggregate Facility Limit of £11,500,000 across all Borrowers and mature on February 9, 2019, unless otherwise accelerated or terminated earlier. The obligations of the Borrowers are secured by a fixed charge and a floating charge on the Borrowers’ respective accounts receivable, and are subject to cross-company guarantees among the Borrowers and Staffing 360 Solutions Limited.

The foregoing description of the Agreements for Purchase of Debt does not purport to be complete and is qualified in its entirety by reference to the full text of the APDs, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, and incorporated herein by reference.

Item 8.01Other Events.

On February 12, 2018, the Company announced the entry into the APDs. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
10.1	Agreement for Purchase of Debt, dated February 8, 2018, between CBS Butler Limited and HSBC Invoice Finance (UK) Limited.
10.2	Agreement for Purchase of Debt, dated February 8, 2018, between The JM Group (IT Recruitment) Limited and HSBC Invoice Finance (UK) Limited.
10.3	Agreement for Purchase of Debt, dated February 8, 2018, between Longbridge Recruitment 360 Ltd and HSBC Invoice Finance (UK) Limited.
99.1	Press release, dated February 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2018	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Executive Chairman